FRONTIER CORPORATION

                 DIRECTORS STOCK INCENTIVE PLAN

                         Amendment No. 1



     Pursuant to Section 12, the Plan is amended, effective March

16, 1999, as follows:

     1.  Section 13(a) is amended by deleting the current

provision in its entirety and substituting in its place the

following:

               (a) Notwithstanding other provisions of the Plan, in the event of a change in control of the Company (as defined in subsection (c) below), all of a participant's options shall become immediately vested and exercisable and all of a participant's certificates held by the Company under a stock grant shall be immediately delivered to the participant.


     IN WITNESS WHEREOF, the Company has caused its duly

authorized officer to execute this amendment on its behalf this

23rd day of March 1999.



                                   FRONTIER CORPORATION


                                        /s/ Josephine S. Trubek
                                   By___________________________
                                             Josephine S. Trubek
                                   Title:    Corporate Secretary